                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 23, 1998


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


         Florida                     1-13666                  59-3305930
  (State or other juris-     (Commission file number)       (IRS employer
 diction of incorporation)                                identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On June 23, 1998, the Registrant issued a news release reporting certain financial results for the fourth quarter of fiscal 1998.

Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits.

                       Exhibit Number    Description

                            99 Press Release dated June 23, 1998, entitled "Darden Reports Sharply Higher Annual Earnings and Strong Fourth Quarter Same-Restaurant Sales Gains."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 24, 1998                      DARDEN RESTAURANTS, INC.


                                           By: /s/ C.L. Whitehill
                                               -----------------------------
                                               C.L. Whitehill
                                               Senior Vice President,
                                               General Counsel and Secretary

                                INDEX TO EXHIBITS


Exhibit Number                                                         Page

     99           Press Release dated June 23, 1998, entitled
                  "Darden Reports Sharply Higher Annual Earnings
                  and Strong Fourth Quarter Same-Restaurant
                  Sales Gains."                                          4